TAXES ON INCOME	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 13: -	TAXES ON INCOME
a.	Corporate tax rates:

The Israeli corporate income tax rate was 23% in 2022, 2021 and 2020.

b.	Foreign Exchange Regulations:

Commencing in taxable year 2012, the Company has elected to measure its taxable income and file its tax return under the Israeli Income Tax Regulations (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income) 1986 ("Foreign Exchange Regulations"). Under the Foreign Exchange Regulations, an Israeli company must calculate its tax liability in U.S. Dollars according to certain rules. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31st of each year.

c.	Tax benefits under Israel's law for the Encouragement of Capital Investments, 1959 ("the Law"):

In 1998, the production facilities of the Company related to its computational technologies were granted the status of an "Approved Enterprise" under the Law. In 2004, an expansion program was granted the status of "Approved Enterprise". According to the provisions of the Law, the Company has elected the alternative track of benefits and has waived Government grants in return for tax benefits. The period of tax benefits, detailed above, is limited to the earlier of 12 years from the commencement of production, or 14 years from the approval date.

According to the provisions of the Law under the alternative track, the Company's income attributable to the Approved Enterprise program may be tax-exempt for a period of two years commencing with the year it first earns taxable income, and subject to corporate taxes at the reduced rate of 10% to 25%, for an additional period of five to eight years depending upon the level of foreign ownership of the Company.

The Law was significantly amended effective April 1, 2005 ("the 2005 - Amendment"). The 2005 - Amendment includes revisions to the criteria for investments qualified to receive tax benefits as a Beneficiary Enterprise and among other things, simplifies the approval process. The Company elected 2006 and 2009 as "year of election" under the 2005 - Amendment. As of December 31, 2022 the Beneficiary Enterprise programs are no longer in effect as the 12-year activation period commencing on the election year has ended.

In addition, the 2005-Amendment provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Law as they were on the date of such approval. Therefore, the Company's existing Approved Enterprise will generally not be subject to the provisions of the 2005 - Amendment.

The entitlement to the Approved Enterprise benefits is contingent upon the fulfillment of the conditions stipulated in the Law, regulations published thereunder, and the criteria set forth in the specific letters of approval. In the event of failure to comply with these conditions, the benefits may be canceled, and the Company may be required to refund the amount of the benefits, in whole or in part, including interest and linkage to changes in the Israeli CPI. As of December 31, 2022, management believes that the Company meets the aforementioned conditions.

If the Company pays a dividend out of exempt income derived from the Approved, it will be subject to corporate tax in respect of the gross amount distributed, including any taxes thereon, at the rate which would have been applicable had it not enjoyed the alternative benefits, generally 10%-25%, depending on the percentage of the Company's Ordinary shares held by foreign shareholders. Following amendment 74 to the Law as part of the Law for Economic Efficiency (Legislative Amendments for Attaining the Budget Goals for Fiscal Years 2021 and 2022), 2021 which was enacted in November 2021, any dividends distributed, or deemed as distributed under the Law, after August 15, 2021, by a company which earned exempt income, which it did not elect to release under the terms of amendment 74, will be  allocated pro-rata between exempt income and other sources and taxed accordingly. The dividend recipient is subject to withholding tax at the rate of 15% applicable to dividends from approved enterprises, if the dividend is distributed during the tax exemption period or within twelve years thereafter. The Company currently has no plans to distribute dividends and intends to retain future earnings to finance the development of its business.

As of December 31, 2022, there is no exempt income earned by the Company “Approved Enterprises”.

Income from sources other than the "Approved Enterprise" during the benefit period will be subject to tax at the regular corporate tax rate.

As of January 1, 2011, new legislation amending the Law came into effect (the "2011 Amendment"). The 2011 Amendment introduced a new status of "Preferred Company" and "Preferred Enterprise", replacing the then existing status of "Beneficiary Company" and "Beneficiary Enterprise".

A Preferred Company is an industrial company owning a Preferred Enterprise which meets certain conditions (including a minimum threshold of 25% export).

Under the 2011 Amendment, a uniform corporate tax rate will apply to all qualifying income of the Preferred Company. The uniform corporate tax rate is 7.5% in areas in Israel designated as Development Zone A and 16% elsewhere in Israel. Effective July 1, 2021 income of a Preferred Enterprise attributable to assets other than the industrial assets of the company, such as marketing intangibles, will be subject to the standard corporate tax rate.

A dividend distributed from income which is attributed to a Preferred Enterprise/Special Preferred Enterprise will be subject to withholding tax at source at the following rates: (i) Israeli resident corporation – 0%, (ii) Israeli resident individual – 20% as of 2014 and thereafter (iii) non-Israeli resident - 20% as of 2014 and thereafter subject to a reduced tax rate under the provisions of an applicable double tax treaty.

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which includes Amendment 73 to the Law for the Encouragement of Capital Investments ("the 2016 - Amendment") was published.

The December 2016 amendment prescribes special tax tracks for technological enterprises, the tax tracks under the amendment are as follows:

Preferred technological enterprise - an enterprise whose total consolidated revenues is less than NIS 10 billion. A preferred technological enterprise, located in the center of Israel will be subject to tax at a rate of 12% on profits derived from intellectual property as defined in the Law and the regulations promulgated thereunder (in development area A - a tax rate of 7.5%).

Special preferred technological enterprise - an enterprise whose total consolidated revenues   exceeds NIS 10 billion. Such enterprise will be subject to tax at a rate of 6% on profits derived from intellectual property, regardless of the enterprise’s geographical location. Income of the Preferred Technological Enterprise or a Special Preferred Technological Enterprise, which is not derived from its intellectual property is subject to tax at the ordinary corporate tax rate.

Under the transition provisions of the 2016 Amendment, the Company may decide to irrevocably implement the tax tracks available under the 2016 Amendment, while waiving benefits provided under the prior tax tracks it obtained under the Law, or to remain subject to the prior tax tracks it obtained under the Law. As of December 31, 2022, there are no benefits  earned by the Company “Special preferred technological enterprise”.

d.	Tax benefits under the law for the Encouragement of Industry (Taxes), 1969 (the "Encouragement Law"):

The Encouragement Law, provides several tax benefits for industrial companies. An industrial company is defined as a company resident in Israel, at least 90% of the income of which in a given tax year exclusive of income from specified Government loans, capital gains, interest and dividends, is derived from an industrial enterprise owned by it. An industrial enterprise is defined as an enterprise whose major activity in a given tax year is industrial production activity.

Management believes that the Company is currently qualified as an "industrial company" under the Encouragement Law and as such, enjoys tax benefits, including: (1) deduction of purchase of know-how and patents and/or right to use a patent over an eight-year period; (2) the right to elect, under specified conditions, to file a consolidated tax return with additional related Israeli industrial companies and an industrial holding company; and (3) expenses related to a public offering on the Tel-Aviv Stock Exchange and on recognized stock markets outside of Israel, are deductible in equal amounts over three years.

Eligibility for benefits under the Encouragement Law is not subject to receipt of prior approval from any governmental authority. No assurance can be given that the Israeli tax authorities will agree that the Company qualifies, or, if the Company qualifies, then the

Company will continue to qualify as an industrial company or that the benefits described above will be available to the Company in the future.

e.	Pre-tax income (loss) is comprised as follows:

	Year ended December 31,
	2022	2021	2020

Domestic	$(32,826)	$(15,419)	$(8,722)
Foreign	2,691	2,230	1,550

	$(30,135)	$(13,189)	$(7,172)

f.	A reconciliation of the theoretical tax expenses, assuming all income is taxed at the statutory tax rate applicable to the income of the Company and the actual tax expenses is as follows:

	Year ended December 31,
	2021	2021	2020

Loss before taxes on income	$(30,135)	$(13,189)	$(7,172)

Theoretical tax income computed at the Israeli statutory tax rate (23% for the years 2022, 2021 and 2020, respectively)	$(6,931)	$(3,034)	$(1,650)

Changes in valuation allowance	4,116	2,604	1,979
Increase in losses and temporary differences due to change in Israeli corporate and “Approved Enterprise" tax	-	-	-

Write off of prepaid and withholding taxes	1,388	875	1,066
Foreign tax rates differences related to subsidiaries	46	14	35
Non-deductible expenses	512	71	72
Capital note and inter-company balances release taxes	544	100	-
Other expenses and Exchange rate differences	195	488	(383)
Non-deductible share-based compensation expense	1,925	633	557
Change in expense associated with tax positions for current year	100	100	500

Actual tax expense	$1,895	$1,851	$2,176

g.	Taxes on income

Income tax expense is comprised as follows:

	Year ended December 31,
	2022	2021	2020

Current taxes	$391	$334	$513
Deferred taxes expense	-	420	97
Taxes in respect of previous years	16	122	-
Write off of prepaid and withholding taxes	1,388	875	1,066
Change in expense associated with tax positions for current year	100	100	500

	$1,895	$1,851	$2,176

Taxes on income by jurisdiction were as follows:

	Year ended December 31,
	2022	2021	2020

Domestic	$1,129	$973	$870
Foreign	766	878	1,306

Total	$1,895	$1,851	$2,176
Domestic
Current taxes	$-	$-	$(2)
Taxes in respect of previous years	(20)	37	-
Write off of prepaid and withholding taxes	1,149	936	872

Total Domestic	$1,129	$973	$870
Foreign
Current taxes	$391	$334	$515
Deferred taxes expense	-	420	97
Taxes in respect of previous years	36	85	-
Write off of prepaid and withholding taxes	239	(61)	194
Change in expense associated with tax positions for current year	100	100	500

Total foreign	$766	$878	$1,306
Total income tax expense (benefit)	$1,895	$1,851	$2,176

h. Net operating losses carry forward:

The Company has accumulated net operating losses for Israeli tax purposes as of December 31, 2022, in the amount of approximately $81,510, which may be carried forward and offset against taxable income in the future for an indefinite period. As of December 31, 2022, the Company recorded a full valuation allowance with respect to its net deferred tax assets in Allot Ltd. and wrote-off prepaid and withholding taxes of $5,703 as the Company does not expect to utilize these tax assets in the near future. In addition, the Company has accumulated capital losses for tax purposes as of December 31, 2022, of approximately $27,191, which may be carried forward and offset against taxable capital gains in the future for an indefinite period. Management currently believes that since the Company has a history of losses, and uncertainty with respect to future taxable income, it is more likely than not that the deferred tax assets regarding the loss carry forwards will not be utilized in the foreseeable future. Thus, a valuation allowance was provided to reduce deferred tax assets to their realizable value.

The U.S. subsidiary has accumulated losses for U.S. federal income tax return purposes of approximately $2,429 and $5,439 for state taxes. The federal accumulated losses for tax purposes expire between 2026 and 2037. The state accumulated losses for tax purposes began to expire in 2014. As of December 31, 2022, the Company recorded a valuation allowance with respect to its deferred tax assets in the US Subsidiary.

A portion of the losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of net operating losses is subject to an annual limitation if an ownership change results from transactions increasing the ownership of certain shareholders or public groups in the share of a corporation by more than 50 percentage points over a three-year period. The annual limitations may result in the expiration of losses before utilization.

i.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income taxes are as follows:

	December 31,
	2022	2021
Deferred tax assets:
Operating and capital loss carryforwards	$25,962	$22,332
Research and development	10,260	9,161
Employee benefits	1,286	1,629
Intangible assets	77	179
Operating lease liabilities	1,178	1,898
Stock based compensation expenses	1,481	1,883
Prepaid and withholding taxes	5,702	5,662
Other temporary differences mainly relating to reserve and allowances	563	438

Deferred tax asset before valuation allowance	46,509	43,182
Valuation allowance	(41,917)	(37,801)
Deferred tax asset net of valuation allowance	4,592	5,381

Deferred tax liability:
Intangible assets	3,354	3,423
Operating lease right-of-use assets	1,239	1,958

Net deferred tax asset	$-	$-

As of December 31, 2022, the Company has provided a valuation allowance of approximately $42 million in respect of the Company’s deferred tax assets resulting from tax loss carryforwards and other temporary differences. Realization of deferred tax assets is dependent upon future earnings, if any, the time and amount of which are uncertain. As the Company has accumulated net operating losses for Israeli tax purposes as of December 31, 2022, in the amount of approximately $81,510, so it is more likely than not that sufficient taxable income will not be available for the tax losses to be utilized in the future. Therefore, a valuation allowance was recorded to reduce the deferred tax assets to nil.

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence. Deferred taxes were not provided for undistributed earnings of the Company’s foreign subsidiaries. Currently, the Company does not intend to distribute any amounts of its undistributed earnings as dividends. Accordingly, no deferred income taxes have been provided in respect of these subsidiaries. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

As of December 31, 2022, $ 4,823 of undistributed earnings held by the Company’s foreign subsidiaries are designated as indefinitely reinvested. If these earnings were re-patriated to Israel, they would be subject to income taxes and to an adjustment for foreign tax credits and foreign withholding taxes in the amount of $171. The Company did not recognize deferred taxes liabilities on undistributed earnings of its foreign subsidiaries, as the Company intends to indefinitely reinvest those earnings.

j.	As of December 31, 2022, the Company’s provision in respect of ASC 740-10 is $943. Which $100 was added in 2022.

The Company conducts business globally and, as a result, the Company or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Israel, France, Spain, Japan and the United States. With a few exceptions, the Company is no longer subject to Israeli tax assessment through the year 2017 and the Spanish and U.S. subsidiaries have final tax assessments through 2017 and 2018, respectively.